Exhibit 99.1

BGC Group announces agreement to acquire OTC Global Holdings

Acquisition will bolster BGC’s Energy, Commodities, and Shipping business

NEW YORK – October 22, 2024 – BGC Group, Inc. (Nasdaq: BGC), a leading global brokerage and financial technology company, announced today that it has entered into an agreement to acquire OTC Global Holdings, LP (“OTC”), the largest independent institutional energy and commodities brokerage firm. Through this acquisition, BGC Group will further expand and diversify its global Energy, Commodities, and Shipping (“ECS”) business.

OTC is one of the fastest growing energy and commodities brokerage firms, with global operations across North America, Europe, and Asia. Its brokerage services include crude and refined products, petrochemicals, natural gas, ship brokerage, and biofuels, amongst others. OTC’s product suite and client base are highly complementary to BGC’s existing ECS business and will create a comprehensive platform to serve the global energy and commodities market.

“OTC has built a premier global energy, commodities, and shipping business that is supported by world class talent,” said Howard Lutnick, Chairman and CEO of BGC Group. “This acquisition will complement our existing ECS business and will enhance our ability to deliver a comprehensive, best-in-class offering to our global client base. We look forward to welcoming the OTC team onto the BGC platform, combining our innovative solutions to drive greater results for our clients.”

“BGC has an incredible offering with a proven track record of growth and innovation,” said Joe Kelly, CEO of OTC Global Holdings. “We have built something very special and unique at OTC. We look forward to joining BGC’s platform and believe that together we will become a leading global broker for energy, commodities, and shipping products, delivering unparalleled value to our clients worldwide.”

Under the terms of the agreement, BGC expects to acquire OTC in a substantially all-cash transaction, which is subject to customary closing conditions, including applicable regulatory approvals.

Jefferies LLC is acting as exclusive financial advisor to OTC Global Holdings.

About BGC Group, Inc.

BGC Group, Inc. (Nasdaq: BGC) is a leading global marketplace, data, and financial technology services company for a broad range of products, including fixed income, foreign exchange, energy, commodities, shipping, equities, and now includes the FMX Futures Exchange. BGC’s clients are many of the world’s largest banks, broker-dealers, investment banks, trading firms, hedge funds, governments, corporations, and investment firms.

BGC and leading global investment banks and market making firms have partnered to create FMX, part of the BGC Group of companies, which includes a U.S. interest rate futures exchange, spot foreign exchange platform and the world’s fastest growing U.S. cash treasuries platform.

For more information about BGC, please visit www.bgcg.com.

Discussion of Forward-Looking Statements about BGC

Statements in this document regarding BGC that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the Company’s business, results, financial position, liquidity and outlook, as well as about the proposed acquisition of OTC (the “Acquisition”) and the closing thereof, the potential benefits of the Acquisition and the anticipated effect of the Acquisition on BGC’s business, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, BGC undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

MEDIA CONTACT:

Erica Chase

+1 212-610-2419

erica.chase@cantor.com

INVESTOR CONTACT:

Jason Chryssicas

+1 212-610-2426